Resilient and Reliable Energy For a Better Tomorrow August 30, 2021 INVESTOR UPDATE Exhibit 99.1

FORWARD LOOKING STATEMENTS | 2 Forward-Looking Statements Statements contained in this presentation that include or refer to Company expectations, our business outlook, our future plans or predictions relating to any matters should be considered forward-looking statements that are covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Securities Act of 1933 and the Securities and Exchange Act of 1934, each as amended. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. Words such as “anticipates,” “expects,” “projects,” “intends,” “goals,” “plans,” “potential,” “might,” “believes,” “target,” “objective,” “strategy,” “opportunity,” “pursue,” “budgets,” “outlook,” “trends,” “focus,” “on schedule,” “on track,” “poised,” “slated,” “seeks,” “estimates,” “forecasts,” “guidance,” “scheduled,” “continues,” “may,” “will,” “would,” “should,” “could,” “likely,” and variations of such words and similar expressions are intended to identify such forward-looking statements. One should not place undue reliance on forward-looking statements. In addition, statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, including statements relating to market opportunities, future products or processes and the expected availability and benefits of such products or processes, and anticipated trends in our businesses or the markets relevant to them, including those developments relating to regulation and litigation trends and developments, also identify forward-looking statements. Such statements are based on management's expectations as of the date of this investor presentation, unless an earlier date is indicated, and involve many risks and uncertainties, known and unknown, that could cause actual results, performance or achievements to differ materially from those expressed or implied in these forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Important risks and uncertainties that could cause actual results to differ materially from the company's expectations include, but are not limited to, our ability to recover, manage and maintain costs; the concentration of our operations in Kansas, Oklahoma and Texas; regulatory or legislative changes in the jurisdictions in which we operate; the length and severity of unpredictable events, including, but not limited to, the COVID-19 pandemic, threatened terrorism, war or cyber-attacks or breaches, or extreme weather events, including those related to climate change; the competitive implications of alternative sources of energy and efforts to conserve energy; our competitive position, including, but not limited to our ability to secure competitive sourcing and pricing and our ability to compete with respect to expansion and infrastructure; the economic climate and our comparable economic position; our access to capital and the restrictions that result from our current capital arrangements; the effectiveness of our risk mitigation and compliance efforts; the uncertainties of any estimates or assumptions we use in our projections; our strategic and transactional efforts and future plans; and costs and uncertainties relating to our workforce, and other risks and uncertainties, including those that are set forth in ONE Gas’ earnings release dated May 3, 2021, which is included as an exhibit to ONE Gas’ Form 8-K furnished to the SEC on such date. For additional information regarding these and other factors that could cause actual results to differ materially from such forward-looking statements, refer to ONE Gas’ Securities and Exchange Commission filings., including the Company's most recent reports on Forms 10-K and 10-Q. Copies of the Company’s Form 10-K, 10-Q and 8-K reports may be obtained by visiting our “Investors” website under “Financials & Filings” at https://www.onegas.com/investors/financials-and-filings/quarterly-results/default.aspx or the SEC’s website at www.sec.gov. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on the Company, its operations or the outcomes described in the forward- looking statements in this presentation or in the Company’s filings with the Securities and Exchange Commission. All future cash dividends discussed in this presentation are subject to the approval of the ONE Gas board of directors. All references in this presentation to guidance are based on news releases issued on or before August 2, 2021, and are not being updated or affirmed by this presentation. ONE Gas does not undertake, and expressly disclaims any duty, to update any statement made in this presentation, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law.

VALUE CREATION STRATEGY

Sustainable Business Model

Focused Business Strategy
- Clear vision, mission, strategy and values-driven culture
- 100% regulated natural gas distribution utility
- Conservative financial profile (investment-grade credit ratings)

Capital Horizon & Clarity
- 20+ year vintage pipeline replacement program
- Leveraging technology to execute a risk-based approach to pipeline replacement

Regulatory Construct
- Territory diversification – 3 states, multiple jurisdictions
- Comprehensive recovery mechanisms, ~ 93% of capital included in annual filings
- Weather normalization

Cash Flow Stability
- High percentage of fixed charges for revenue recovery ~72%
- Customer mix is predominantly residential ~ 92%
- Expense control through process and technology improvements

Competitive Advantage
- Resilient and reliable energy delivery system
- Cost advantage over alternatives (electricity)
- Strong growth in existing footprint

Safety & ESG
- Unwavering focus on safety of employees and communities and safe operation of our system
- Committed to environmental, social and governance (ESG) stewardship and sustainability, including improved disclosures, data quality and reporting transparency

ONE Gas
VALUE CREATION STRATEGY | 4

VALUE CREATION STRATEGY | 5 Mission, Vision, Strategy and Core Values Core Values – Our compass SAFETY We are committed to operating safely and in an environmentally responsible manner. ETHICS We are accountable to the highest ethical standards and are committed to compliance. Honesty, trust and integrity matter. INCLUSION AND DIVERSITY We embrace an inclusive and diverse culture that encourages collaboration. Every employee makes a difference and contributes to our success. SERVICE We provide exceptional service and make continuous improvements in our pursuit of excellence. VALUE We create value for all stakeholders, including our customers, employees, investors and communities. Mission – Why we exist We deliver natural gas for a better tomorrow Vision – What we want to be To be a premier natural gas distribution company, creating exceptional value for our stakeholders Strategy – How we do it Becoming ONE: • ONE in Responsibility – safety, reliability and compliance • ONE in Value – customers, employees, investors and communities • ONE in Industry – recognized leader, processes and productivity

VALUE CREATION STRATEGY | 6 100% Regulated Natural Gas Utility * For definition of estimated average rate base, see Appendix 72% market share 88% market share 13% market share One of the largest publicly traded natural gas distribution companies • ~ 2.2 million customers • ~ 3,700 employees • ~ 63,300 miles of distribution mains, services and transmission pipelines Estimated 2021 average rate base: $4.23 billion* • 41% in Oklahoma • 31% in Texas • 28% in Kansas

CAPITAL HORIZON & CLARITY

CAPITAL HORIZON & CLARITY | 8 $306 $317 $339 $360 $370$80 $99 $110 $135 $151 $32 $26 $21 $20 $19 $151 $158 $178 $191* $201 2017 2018 2019 2020 2021G CAPITAL INVESTMENTS (MILLIONS) System Integrity Customer Growth Other/IT Depreciation $418 $442 $470 $515 ~$540 Well-Defined Capital Investment Plan Kansas $135 Oklahoma $204 Texas $201 2021G CAPITAL INVESTMENTS BY STATE (MILLIONS) Note: Capital investments include capital expenditures and asset removal costs. Total amounts include accruals. 2020 depreciation includes $3 million of unallocated expenses Investing ~70% of capital in system integrity and replacement projects

CAPITAL HORIZON & CLARITY | 9 $1.16 billion $1.75 billion $1.32 billion 2021 ESTIMATED AVERAGE RATE BASE* TOTAL: $4.23 BILLION Kansas Oklahoma Texas Rate Base Growth $3.18 $3.36 $3.62 $3.91 $4.23 2017 2018 2019 2020 2021G AVERAGE RATE BASE* (BILLIONS) * For definition of average rate base, see Appendix Expected 8% growth from 2020 to 2021

CAPITAL HORIZON & CLARITY | 10 Pipeline Replacement 22 23 21 4 192 196 111 113 130 120 43 61 53 78 44 60 2 1 5 2 7 131 144 240 233 289 220 2016 2017 2018 2019 2020 2021-2025 PIPELINE REPLACEMENT (MILES) Cast Iron Unprotected Bare Steel Protected Bare Steel Vintage Plastic Risk-Mitigation and Government Relocations 390 470 Average Annual Est. Focusing on Maintaining Safe and Reliable Operations While Reducing Emissions Note: Inventory based on data reported for 2020. Pipeline replacement due to future changes in state or federal regulations is not projected in 5-year replacement estimates. 430 425 400 430 ACCELERATED CAST IRON REPLACEMENT PROGRAM COMPLETED IN 2019

CAPITAL HORIZON & CLARITY | 11 Vintage Pipeline Replacement Program 57,020 1,100 4,280 900 5,180 VINTAGE PIPE AS PORTION OF TOTAL PIPELINE INVENTORY (MILES) All Other Main, Service & Transmission Pipelines Risk-Mitigation & Government Relocations 2021-2025E Identified Inventory of Vintage Materials Vintage Pipeline Replacement Program 2021-2025E* Replaced an Average of 244 Miles of Vintage Pipe Per Year Since 2014 Note: Inventory based on data reported for 2020. Pipeline replacement due to future changes in state or federal regulations is not projected in replacement estimates. * The vintage pipeline replacement program includes wrought iron, unprotected bare steel, protected bare steel and vintage plastic. 2026 & Beyond 2021-2025E Vintage pipeline replacement program represents more than a 20-year investment runway

REGULATORY CONSTRUCT

REGULATORY CONSTRUCT | 13 Comprehensive Regulatory Mechanisms DESCRIPTION KANSAS OKLAHOMA TEXAS Interim capital recovery ✓ ✓ ✓ Weather normalization ✓ ✓ ✓ Purchased gas riders (including gas cost portion of bad debts) ✓ ✓ ✓ Energy efficiency/conservation programs ✓ ✓* Pension and other post-retirement benefits trackers ✓ ✓ ✓ Cost-of-service adjustment ✓ ✓* COVID-19 accounting orders ✓ ✓ ✓ Regulatory asset for Winter Storm Uri ✓ ✓ ✓ * Five jurisdictions in Texas; not all mechanisms apply to each jurisdiction

REGULATORY CONSTRUCT | 14 Interim Recovery of Capital Investments • Oklahoma Natural Gas – Performance-based rate change (PBRC) Interim filing for annual rate reviews between full rate cases to ensure achieved ROE is within the established band of 9 – 10% • Kansas Gas Service – Gas System Reliability Surcharge (GSRS) for safety- related (includes physical and cyber security) and government-mandated investments made between rate cases • Texas Gas Service – Gas Reliability Infrastructure Program (GRIP) for capital investments made between rate cases – Cost-of-service adjustments (COSA) for capital investments and certain changes in operating expenses Annual Filings 93% 7% 2021E CAPITAL RECOVERY TIMING Subject to annual filings Other

REGULATORY CONSTRUCT | 15 2020 2021 2022 2023 2025 PBRC filing approved July 2020, $9.7 million increase; new rates effective June 2020 GSRS filing annually in August; rate cases as needed 2024 Filing Timeline Oklahoma & Kansas 2020 2021 2022 2023 20252024 $7.5 million GSRS approved, with new rates effective December 2020 Pending outcome of rate case, PBRC filing anticipated in March 2023 $28.7 million general rate case application filed May 2021, with new rates effective fourth quarter 2021, if applicable Pending outcome of rate case, PBRC filing anticipated in March 2024 Pending outcome of rate case, PBRC filing anticipated in March 2022 $7.6 million GSRS filed August 2021, new rates expected to be effective January 2022

REGULATORY CONSTRUCT | 16 • Central-Gulf Service Area – $10.7 million GRIP approved with new rates effective June 2021 • West Texas Service Area – $9.7 million GRIP approved with new rates effective in August 2021 for the city of El Paso and July 2021 for all other municipalities • Rio Grande Valley Service Area – $3.5 million COSA approved and new rates effective August 2021 • North Texas Service Area – $1.4 million COSA approved and new rates effective August 2021 Texas Filings – 2021

WINTER STORM URI

WINTER STORM URI | 18 Financial Impact and Response Extraordinary Costs Incurred • ~ $2.0 billion extraordinary costs (gas purchases and related financing and operational costs) deferred as a regulatory asset as of June 30, 2021 – $1.3 billion in Oklahoma, $383 million in Kansas, $286 million in Texas Financing Timeline • Feb. 22 – entered into $2.5 billion, 2-year unsecured term loan; terminated March 11 • March 11 – issued $1.7 billion of 2- and 3-year fixed rate senior notes and $800 million of 2-year floating rate senior notes; callable after six months • August 20 – called $400 million of 2-year floating rate senior notes with redemption date of September 21 Additional Liquidity Secured 1 Ratings change as of Feb. 23, 2021 RATING AGENCY RATING OUTLOOK Moody’s1 A3 Negative S&P1 BBB+ Negative Sources of Liquidity As of June 30, 2021 • Revolving Credit Facility – $1 billion – Expires March 2026 – Includes $20 million letter of credit and $60 million swingline sub-facility – Available capacity of $998 million • Cash on hand of $209 million

WINTER STORM URI | 19 Securitization Update Winter Storm Uri Financing KANSAS OKLAHOMA TEXAS Status A bill permitting individual utilities to issue securitized bonds was signed into law by the Kansas governor. A bill permitting the Oklahoma Development Finance Authority (ODFA) to issue securitized bonds was signed into law by the Oklahoma governor. A bill permitting the Texas Public Finance Authority (TPFA) to issue securitized bonds was signed into law by the Texas governor. Regulatory Process On July 30, Kansas Gas Service filed its compliance report with the Kansas Corporation Commission (KCC), including a proposal to issue securitized bonds and to collect costs from customers over a period of 5, 7 or 10 years. A procedural schedule will be developed to determine the timeline to review the report. If the compliance report is approved, Kansas Gas Service will file for a financing order; the KCC will have 180 days from this filing date to issue an order. On July 30, Oklahoma Natural Gas filed its compliance report with the Oklahoma Corporation Commission (OCC), including a proposed period of 20 years to collect extraordinary costs from customers. The OCC has 180 days from this date to issue a financing order. On July 30, Texas Gas Service filed its application with the Railroad Commission of Texas (RRC) for an order authorizing the amount of extraordinary costs for recovery and other requirements necessary for the issuance of securitized bonds. The RRC has 150 days to consider the application, and an additional 90 days to issue a single financing order for all natural gas utilities participating in securitization, which will include a determination of the period over which the costs will be collected from customers. Securitization Process If the KCC approves the financing order, the company can begin the process to issue securitized bonds. If the order is approved, the ODFA will have up to 24 months to issue securitized bonds. Upon issuance of the financing order, the TPFA will begin the process to issue securitized bonds.

CASH FLOW STABILITY

CASH FLOW STABILITY | 21 Note: Based on 2020 annual results. Net Sales Margin is a non-GAAP financial measure. See non-GAAP information in Appendix. High Percentage of Residential Customers NET SALES MARGIN (Excludes transportation and other revenues) 17% Non-residential 83% Residential 8% Non-residential 92% Residential CUSTOMER COUNT (Excludes transportation) 72% of sales margin is fixed

CASH FLOW STABILITY | 22 637 638 639 640 645 865 871 877 884 895 650 657 663 670 680 2,152 2,166 2,179 2,194 2,220 2016 2017 2018 2019 2020 AVERAGE CUSTOMER COUNT (THOUSANDS) Kansas Oklahoma Texas Overland Park, KS, 607 Wichita, KS MSA, 644 Oklahoma City, OK MSA, 1,425 Tulsa, OK MSA, 1,006 El Paso, TX MSA, 846 Austin-Round Rock- Georgetown, TX MSA, 2,295 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 2,400 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 POPULATION GROWTH IN LARGEST AREAS SERVED (THOUSANDS) Source: U.S. Census Bureau, annual population estimates as of July 2020 Growth in Service Territories 5-year CAGR: 1.1%0.8%0.3% ~70% of customer base is in 6 major cities (Johnson County)

CASH FLOW STABILITY | 23 Average Annual Residential Customer Bill $362 $386 $389 $382 $401 $189 $235 $256 $265 $177 2016 2017 2018 2019 2020 AVERAGE ANNUAL RESIDENTIAL CUSTOMER BILL Margin, Taxes and Other Cost of Gas • Over the past 5 years, customers have benefitted from low and stable gas prices • Customers began to see impact of federal tax reform in 2018 and elimination of Kansas state income taxes in 2020 • Average bill estimated to be ~$60 per month in 2021* * Does not include impact from Winter Storm Uri

FINANCIAL PERFORMANCE & OBJECTIVES

FINANCIAL PERFORMANCE & OBJECTIVES | 25 Five-Year Financial Outlook Expected average annual growth rates: (2020 base year) • 7 – 8% Rate base • 6 – 8% Net income • 5 – 7% Earnings per diluted share • 6 – 8% Dividend • ~3% Operations & maintenance expenses $3 billion in total capital investments • ~65 – 70% for system integrity & replacement projects For the Five Years Ending Dec. 31, 2025

FINANCIAL PERFORMANCE & OBJECTIVES | 26 ** Represents midpoint of guidance range issued on Jan. 19, 2021 * For definition of average rate base, see Appendix 2021 Guidance Summary • Net income range of $198 ‒ $210 million • EPS range of $3.68 ‒ $3.92 per diluted share • Estimated average rate base* of $4.23 billion – Includes $540 million in capital investments • Assumes diluted shares outstanding of 53.7 million Reaffirmed Aug. 2, 2021 (Millions) $3.08 $3.25 $3.51 $3.68 $3.80** $163 $172 $187 $196 $204** 2017 2018 2019 2020 2021G DILUTED EPS & NET INCOME Diluted EPS Net Income

FINANCIAL PERFORMANCE & OBJECTIVES | 27 Growing Dividends • Quarterly Dividend* – 58 cents per share in 2021 • Target annual payout ratio – 55 – 65% of net income Building Shareholder Value $1.68 $1.84 $2.00 $2.16 $2.32* 2017 2018 2019 2020 2021G DIVIDENDS & PAYOUT RATIO 55% 57% 57% 59% * Subject to board approval 61%** ** Represents midpoint of guidance range 7.4% increase over 2020

FINANCIAL PERFORMANCE & OBJECTIVES | 28 $457 $471 $489 $494 $509 2017 2018 2019 2020 2021G OPERATING COSTS* (MILLIONS) Expected average annual operating costs increase of ~3% between 2021 and 2025 * Operating costs include operations and maintenance and general taxes Operating Cost Control • Managing expenses: – Leveraging technology – Increasing efficiency and optimizing processes – Making it easier for customers to self- serve Building a Foundation for Long-term Affordability

FINANCIAL PERFORMANCE & OBJECTIVES | 29 Return on Equity • Continue to minimize the gap between allowed and actual returns • Authorized ROE by state: – Oklahoma ‒ 9% to 10% band, with a 9.5% midpoint – Texas ‒ ~ 9.5% weighted average – Kansas ‒ Not stated due to black box settlement; Kansas Gas Service estimates ROE embedded in GSRS pre- tax carrying charge is ~ 9.3% 7.9% 8.1% 8.3% 8.6% 8.1%* 2017 2018 2019 2020 2021G * Reflects the midpoint of earnings guidance and estimated average rate base Earned ROE

Financing Requirements

Excluding Winter Storm Uri Financing

- Dividends and capital investments primarily funded by cash flow from operations
- ~$1 billion net financing needs through 2025
  - ~30% expected to be equity
    - $250 million ATM program established February 2020
    - $221.1 million remaining and available for issuance



(MILLIONS)
$665
Financing requirements $210
Cash flow from operations* $455
$665
Capital expenditures and asset removal costs $540**
Dividends $125
2021 Sources
2021 Uses

* Before changes in working capital. See non-GAAP information in Appendix.
** Based on midpoint of 2021 capital guidance range.

ONE Gas
FINANCIAL PERFORMANCE & OBJECTIVES | 30

FINANCIAL PERFORMANCE & OBJECTIVES | 31 $800* Floating 3ML+61bps $300 3.610% $300 $600 $400 $1,000 0.850% $700 1.100% $1,800 $1,000 2023 2024 2030 2044 2048 SENIOR DEBT MATURITIES (MILLIONS) Long-term debt exclusive of Winter Storm Uri financing Long-term debt associated with Winter Storm Uri Long-term Debt Profile As of June 30, 2021 2.000% 4.658% 4.500% (Callable after September 10, 2021) * Called $400 million of floating rate notes with redemption date in September 2021

COMPETITIVE ADVANTAGE

Proximity to Supply

Location Supports Sustainability

- Close proximity to significant natural gas reserves and transportation infrastructure
  - Results in lower transportation, storage and commodity costs
  - Multiple supply points allow for reduced operating pressures
- Regional policy support
  - Customer choice legislation passed in Oklahoma, Kansas and Texas
- Estimated future supply of natural gas
  - United States: 3,838 Tcf [1]
  - ~ 40.2 Tcf annual production [2]

[1] Potential Gas Committee, reserves plus resources, assessment as of 2018
[2] EIA.gov, trailing 12 months, as of February 2021

MAIN NORTH AMERICAN GAS BASINS [3]


Canadian shale
Appalachian
Conventional Basins
SCOOP/
STACK
Permian

U.S. INTERSTATE AND INTRASTATE GAS PIPELINES [4]


Interstate Pipelines
Intrastate Pipelines

SHALE PLAYS IN OGS SERVICE AREAS


KANSAS
OKLAHOMA
TEXAS
ONE Gas Natural Gas Distribution Areas
Natural Gas Shale Plays

[3] McKinsey & Company
[4] EIA, *About U.S. Natural Gas Pipelines*

ONE Gas

COMPETITIVE ADVANTAGE | 33

COMPETITIVE ADVANTAGE | 34 3.7-to-1 Average Advantage in ONE Gas Territories Natural Gas Price Advantage Over Electricity ¹ Source: United States Energy Information Agency, www.eia.gov, for the twelve-month period ended Dec. 31, 2020. ² Represents the average delivered cost of natural gas to a residential customer, including the cost of the natural gas supplied, fixed customer charge, delivery charges and charges for riders, surcharges and other regulatory mechanisms associated with the services we provide, for the year ended Dec. 31, 2020. ³ Calculated as the ratio of the ONE Gas delivered average cost of natural gas per kilowatt hour (kWh) equivalent to the average retail price of electricity per kWh. 9.97¢ 11.96¢ 12.73¢ 2.86¢ 3.42¢ 3.00¢ 3.5x 3.5x 4.2x Oklahoma Texas Kansas KWH EQUIVALENT ELECTRICITY VS. NATURAL GAS ¹ Avg. retail price of electricity/kWh ² ONE Gas delivered cost of natural gas/kWh ³ Natural gas advantage ratio

COMPETITIVE ADVANTAGE | 35 U.S. Energy Consumption 2005 to 2020 Lawrence Livermore National Laboratory • On average, the U.S. has consumed ~100 quads of energy every year (quad = quadrillion Btu) • Since 2005, natural gas (+39%) has been displacing coal (-60%); expected to continue over next decade • Wind and solar represented ~4% of total energy consumption in 2020 2005 2020 CHANGE Natural Gas 22.6 31.5 8.9 Wind 0.2 3.0 2.8 Biomass 3.2 4.5 1.4 Solar 0.1 1.3 1.2 Nuclear 8.1 8.3 0.2 Hydro 2.7 2.6 (0.1) Geothermal 0.3 0.2 (0.1) Petroleum 40.4 32.2 (8.2) Coal 22.8 9.2 (13.6) Total 100.3 92.8 (7.5) SOURCE of U.S. ENERGY CONSUMPTION (QUADS)

COMPETITIVE ADVANTAGE | 36 The Crucial Role of Hydrocarbons COMMON USES OF NGL COMPONENTS* * EIA, Morgan Stanley Research Hydrocarbons provide a competitive and strategic advantage for the U.S. economically and geopolitically – Low energy costs have boosted domestic manufacturing and technical innovation, whereas plentiful supply has nearly eliminated dependency on foreign energy imports Natural gas is inexpensive, flexible and plentiful – Available to meet peak demand as well as manage the intermittent nature of renewables Natural gas and natural gas liquids are used in many industrial processes and products for which there is no substitute Ethane Propane Isobutane Normal Butane Natural Gasoline Polyethylene, PVC & other plastics (Ethylene is primary intermediate) Fuel, ethylene, antifreeze, detergents, cosmetics Gasoline blendstock, resins for paint & varnishes Gasoline blendstock, plastics, solvents Gasoline blendstock, jet fuel Natural Gas Liquids Typical Use

SAFETY & ESG

SAFETY & ESG | 38 Operating Safely Total Recordable Incident Rate (TRIR) was 1.02 incidents per 200,000 work hours. 1.53 1.19 1.26 1.04 1.02 1ST 2ND 3RD 4TH OGS 2016 2017 2018 2019 2020 TRIR AGA QUARTILE DATA Days Away, Restricted or Transferred (DART) was 0.28 incidents per 200,000 work hours. 0.68 0.46 0.43 0.25 0.28 1ST 2ND 3RD 4TH OGS 2016 2017 2018 2019 2020 DART AGA QUARTILE DATA Preventable Vehicle Incident Rate (PVIR) was 1.76 incidents per million miles driven 2.70 1.80 1.75 1.75 1.76 1ST 2ND 3RD 4TH OGS 2016 2017 2018 2019 2020 PVIR AGA QUARTILE DATA 2017 – 2020: first quartile in all three American Gas Association industry safety metrics

Moving Toward a Clean Energy Future

	Vintage Pipe Replacement	End-Use Conservation		Renewable Natural Gas	Innovation & Technology	Disclosures
Strategy	• Reduce emissions through vintage pipeline replacement program and operational best practices	• Expand energy efficiency programs	• Provide CNG fueling for fleet and transport customers; leverage CNG for OGS fleet	• Optimize existing pipeline assets to deliver RNG	• Identify & invest in new technology to reduce emissions	• Align with SASB, GRI, AGA and TCFD metrics and standards
Progress	• Expect to reduce 2024 emissions by 33% (2014 baseline) • Cast iron replacement program completed in 2019 • Deploying advanced leak detection units in 2021 • Executing initiatives to reduce third-party damages	• 33,264 Metric tons of CO_2e reduced in 2020	• 47,292 Metric tons of CO_2e displaced by our natural gas vehicles in 2020	• In active discussions with five city-owned wastewater treatment plants and landfills • System interconnect guidelines established	• Implementing enhanced risk modeling for integrity management • Exploring hydrogen as alternative fuel source	• Publishing annual Sustainability Report • Implementing new software and processes to improve data capture and disclosure

ONE Gas

SAFETY & ESG | 39

SAFETY & ESG | 40 Renewable Natural Gas Technology and Innovation • Potential impact of RNG – Identified opportunities within ONE Gas’ service territory which, if captured, provide the potential path to achieving net zero methane emissions – More work remains to determine feasibility • Vanguard Renewables alliance announced – Initiative will develop and expand farm-based (anaerobic digestion) RNG projects across KS, OK and TX – In-depth market assessment study completed; evaluation of results in progress • In active discussions with five city-owned wastewater treatment plants and landfills • RNG spending requested in the May 2021 Oklahoma Natural Gas general rate case – $10 million annually on RNG as part of gas supply portfolio, recovered through purchased-gas cost mechanism – $10 million of annual capital expenditures for RNG projects, to be included in rate base Current Initiatives

SAFETY & ESG | 41 Hydrogen Technology and Innovation Looking to the Future • Stakeholder in “Demonstration and Framework for H2@Scale in Texas and Beyond” – U.S. Department of Energy-funded project at The University of Texas – Austin – Feasibility study for scaling up hydrogen production and use for heavy-duty fuel cell transportation and energy systems • Oklahoma governor signed a bill in April 2021, creating the Hydrogen Production, Transportation and Infrastructure Task Force – Tasked to study issues involving the production and distribution of hydrogen, including using existing pipeline infrastructure to transport hydrogen fuel • ONE Gas is an active participant in these discussions • Commissioned two actively working hydrogen groups: – Exploring technical matters • Engineering • Policies and procedures • System integrity implications – Analyzing gas supply implications • Sourcing opportunities • Partnering with eight National Laboratories and 19 other industry participants on the Hyblend Collaborative Research Partnership – Led by the National Renewable Energy Laboratory – 2-year project focused on addressing the technical barriers to blending hydrogen into natural gas pipelines

SAFETY & ESG | 42 Compressed Natural Gas (CNG) • Over half of OGS’ light-duty fleet consists of CNG- capable vehicles • Operating 27 fueling stations accessible to the public, 6 private stations • Transporting supply to 67 retail and 49 private CNG stations • Offering rebate program in Oklahoma, Austin • CNG emits up to 17% fewer greenhouse gas emissions than diesel (well-to-wheel)* • Natural gas vehicles produce less pollutants than gasoline and diesel vehicles* • Industry: – Continued interest in CNG for transportation, particularly by fleet operators – Tax incentives and rebates further contribute to positive economics Key Statistics 2.5 2.6 2.9 2.8 2.6 2016 2017 2018 2019 2020 CNG VOLUME (DTH – MILLIONS) 143 stations supplied 147 stations supplied 151 stations supplied 151 stations supplied 150 stations supplied *NGVAmerica Note: Based on 2020 annual results

SAFETY & ESG | 43 Social Responsibility & Governance SOCIAL RESPONSIBILITY Engage our employees • Employee engagement improved for the sixth consecutive year, placing OGS in the top 20% of Gallup’s company database • Support employees through physical, social, emotional and financial programs – 37 employees received ~$66,500 in financial support in 2020 – 25 employees used 1,812 donated vacation hours in 2020 • Lead Inclusion and Diversity efforts through CEO-chaired council and employee-led resource groups – Over 1,700 active members of our 7 Employee Resource Groups, representing ~30% of total employees Take care of our customers • Launched redesigned customer websites to offer a more intuitive, customer-centric and easier-to-navigate experience • Assistance programs for low-income and payment sensitive customers Invest in our communities • Support non-profits through ONE Gas Foundation, community giving, employee matching grant program and volunteering – $3.2 million in ONE Gas Foundation grants and community giving in 2020 – $155,199 given in matching grants in 2020 (employee, retiree and director pledges) CORPORATE GOVERNANCE Uphold strong governance practices • 75% of directors are independent • 38% of directors are female or people of color • Top quartile Governance ratings from MSCI • Improved disclosures and more transparent reporting of ESG matters • Board and executive-level risk oversight and management Engage investors • Regularly attend investor conferences, road shows and virtual meetings

APPENDIX

APPENDIX | 45 EMPLOYEES • COVID-19 related employee absences not significantly impacting operations • Cross-functional task force supporting COVID-19 response • ~50% of employees working remotely • Following established safety protocols using guidelines from CDC, OSHA and third-party subject matter experts CUSTOMERS • Customer disconnects resumed in all areas as of June 2021 • Relative to 2020, bad debt expense was lower while revenue from late payment, reconnect and collection fees also improved • ONE Gas Foundation made $428,000 in donations to organizations providing relief to communities COVID-19 Update As of June 30, 2021 REGULATORY • Accounting orders received for deferral of COVID-19 related expenses, including bad debts and certain lost revenues • No regulatory assets recorded in Q2 or assumed for the rest of 2021 INCREMENTAL EXPENSES • Experienced incremental expenses related to pandemic response, offset partially by reduced travel and training expenses

APPENDIX | 46 INCORPORATED ENTITY 100% regulated natural gas distribution No levered holding company; all debt issued by ONE Gas, Inc Division capital structures match Corporate capital structure Corporate Structure

APPENDIX | 47 KANSAS GAS SERVICE OKLAHOMA NATURAL GAS TEXAS GAS SERVICE TOTAL Average Number of Customers 645,049 894,227 680,181 2,219,457 Distribution – Miles* 11,600 19,000 10,600 41,200 Transmission – Miles* 1,500 700 300 2,500 Fixed Charges – Sales customers** 55% 87% 70% 72% Weather Normalization 100% 100% 100% 100% Average Annual Heating Degree Days – Normal 4,722 3,264 1,779 State Statistics As of Dec. 31, 2020 * Totals do not include service lines ** Monthly service charge as a percentage of total net margin on natural gas sales

APPENDIX | 48 Capital Expenditures Including Asset Removal Costs $123 $126 $123 $129 $135 $50 $52 $64 $68 $72 2017 2018 2019 2020 2021G KANSAS 2021: 1.9X DEPRECIATION $173 $180 $191 $198 $204 $67 $69 $74 $76 $81 2017 2018 2019 2020 2021G OKLAHOMA Depreciation 2021: 2.5X DEPRECIATION $122 $136 $156 $188 $201 $34 $37 $40 $44 $48 2017 2018 2019 2020 2021G TEXAS 2021: 4.2X DEPRECIATION (M IL L IO N S ) Note: Capital expenditures include accruals

APPENDIX | 49 Authorized Rate Base $1,202 $1,257 $1,407 $1,475 $1,616 2016 2017 2018 2019 2020 OKLAHOMA2 1 Kansas Gas Service’s most recent rate case, approved in February 2019, was settled without a determination of rate base and reflects Kansas Gas Service’s estimate of rate base contained within the settlement; these amounts are not necessarily indicative of current or future rate base. 2 Reflects authorized rate base as of Dec. 31, 2020. These amounts are not necessarily indicative of current or future rate bases. (M IL L IO N S ) $925 $947 $1,033 $1,068 $1,133 2016 2017 2018 2019 2020 KANSAS1 $745 $822 $895 $986 $1,047 2016 2017 2018 2019 2020 TEXAS2

APPENDIX | 50 Rate Base Definition Authorized Rate Base $3.99 billion (as of June 30, 2021) • Includes capital investments authorized in most recent rate cases and interim filings • Excludes any capital investments since last approved rate cases or filings 2021 Estimated Average Rate Base $4.23 billion • Average of rate base per book at beginning and end of year • Includes capital investments and other changes in rate base not yet approved for recovery

APPENDIX | 51 KANSAS OKLAHOMA TEXAS Kansas Corporation Commission Oklahoma Corporation Commission “Home Rule” with five jurisdictions; Texas Railroad Commission has appellate authority Appointed by the governor to four-year staggered terms Elected to six-year staggered terms Railroad Commission elected to six-year staggered terms Name Party Term Ends Name Party Term Ends Name Party Term Ends Andrew J. French (Chair) Dem March 2024 Dana Murphy (Chair) Rep Jan. 2023 Christi Craddick (Chair) Rep Jan. 2025 Dwight Keen Rep March 2022 Bob Anthony (Vice-Chair) Rep Jan. 2025 Wayne Christian Rep Jan. 2023 Susan Duffy Dem March 2023 Todd Hiett Rep Jan. 2027 Jim Wright Rep Jan. 2027 Regulatory Construct Governance

Recent Regulatory Activity

DIVISION	JURISDICTION	EFFECTIVE DATE OF LAST ACTION[1]	RATE BASE[2] (MILLIONS)	RATE OF RETURN[2]	EQUITY RATIO[2]	RETURN ON EQUITY[2]
Oklahoma Natural Gas	Oklahoma	June 2020	$1,616	7.06%	56%	9.50%
Kansas Gas Service[3]	Kansas	December 2020	$1,133	8.60%	N/A	9.30%
Texas Gas Service	Central-Gulf	June 2021	$548	7.46%	59%	9.50%
	West Texas	August 2021	$469	7.28%	60%	9.50%
	Rio Grande Valley	August 2021	$146	7.35%	61%	9.50%
	North	August 2021	$68	7.55%	62%	9.75%
	Borger/Skellytown	December 2020	$10	7.55%	62%	9.75%

1 Effective date of last approved rate case or interim filing

2 The rate base, authorized rate of return, authorized debt/equity ratio and authorized return on equity presented in this table are those from the most recent regulatory filing for each jurisdiction. These rate bases, rates of return, debt/equity ratios and returns on equity are not necessarily indicative of current or future rate bases, rates of return, debt/equity ratios or returns on equity.

3 Kansas Gas Service's most recent rate case, approved in February 2019, settled without a determination of rate base, rate of return, authorized debt/equity ratio and authorized return on equity within the settlement. This reflects Kansas Gas Service's estimate of rate base from that rate case adjusted for approved GSRS filings and return on equity embedded in the pre-tax carrying charge utilized in its GSRS filing.

ONE Gas

APPENDIX | 52

APPENDIX | 53 Kansas Gas Service Recent Regulatory Activity 2021 GSRS – FILED AUGUST 2021 Incremental Surcharge Revenue $7.6 million annual revenue Capital Expenditures $76.4 million Pre-Tax Carrying Charge 8.6%; Kansas Gas Service estimates ROE embedded in GSRS pre-tax carrying charge is ~9.3% Customer Impact $0.78 per month increase for average residential customer

APPENDIX | 54 Oklahoma Natural Gas Recent Regulatory Activity GENERAL RATE CASE HIGHLIGHTS – FILED MAY 2021 Base Rates $28.7 million rate increase Operating Income $129.1 million Customer Impact $1.45 per month increase (for typical residential customer, including one-time annual credit for excess accumulated deferred income taxes, or EDIT) Rate Base $1,716 million Capital Expenditures $185 million (since last PBR) Return on Equity 9.95% Sensitivity: 0.25% change in ROE equates to ~$3.4 million operating income Common Equity Ratio 58.55% Sensitivity: 1% change in equity ratio equates to ~ $1.6 million operating income Debt Costs 4.10% Other Requests • $10 million/year on RNG as part of gas supply portfolio, recovered through the purchased-gas cost mechanism • $10 million of annual RNG capital expenditures, included in rate base • $10.8 million one-time annual credit for EDIT

APPENDIX | 55 Texas Gas Service Recent Regulatory Activity WEST TEXAS SERVICE AREA GRIP – NEW RATES EFFECTIVE JULY/AUGUST 2021 Incremental Revenue $9.7 million increase Capital Expenditures $80 million Pre-Tax Carrying Charge 8.803% Customer Impact $2.43 per month increase for average residential customer CENTRAL-GULF SERVICE AREA GRIP – NEW RATES EFFECTIVE JUNE 2021 Incremental Revenue $10.7 million increase Capital Expenditures $97 million Pre-Tax Carrying Charge 8.952% Customer Impact $2.37 per month increase for average residential customer RIO GRANDE VALLEY SERVICE AREA COSA – NEW RATES EFFECTIVE AUGUST 2021 Incremental Revenue $3.5 million increase Capital Expenditures $20 million Pre-Tax Carrying Charge 8.897% Customer Impact $2.96 per month increase for average residential customer NORTH TEXAS SERVICE AREA COSA – NEW RATES EFFECTIVE AUGUST 2021 Incremental Revenue $1.4 million increase Capital Expenditures $13 million Pre-Tax Carrying Charge 9.163% Customer Impact $5.00 per month increase for average residential customer

APPENDIX | 56 Economic Snapshot – Austin • #1 fastest growing major metro in the U.S. 1 • #3 best-performing city in annual assessment of Where America’s Jobs are Created & Sustained (Milken Institute, 2021) • #8 best large city to start a business (WalletHub, 2021) • As of June 2021, 109 new business/expansions announced in 2021, creating the potential for ~15,000 new jobs2 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec AUSTIN BUILDING PERMITS BY MONTH 2019 2020 2021 NET MIGRATION OF U.S. 50 LARGEST METROS PER 10,000 POPULATION, 2010-2019 2010 - 2020 2020 - 2030 2030 - 2040 2040 - 2050 Austin MSA 30.9% 27.6% 26.4% 25.3% Texas 18.0% 17.6% 16.6% 16.4% POPULATION GROWTH PROJECTIONS UNEMPLOYMENT RATES BY METRO AREA NOT SEASONALLY ADJUSTED, AS OF JUNE 2021 National Average: 5.9% 12019-2020, U.S. Census Bureau, Population Division 2Austin Chamber of Commerce Source: U.S. Census Bureau Source: U.S. Bureau of Labor Statistics Source: Texas State Data Center, 2018 Population Projections Source: U.S. Census Bureau Austin 4.8% Unemployment rate (%) 10.1 to 10.8 8.1 to 10.0 7.3 to 8.0 6.2 to 7.2 5.7 to 6.1 5.2 to 5.6 4.5 to 5.1 AUSTIN (800) (400) - 400 800 1,200 1,600 A U S T IN O rl a n d o R a le ig h T a m p a C h a rl o tt e J a c k s o n v il le N a s h v il le P h o e n ix S a n A n to n io L a s V e g a s D a ll a s D e n v e r H o u s to n S e a tt le M ia m i P o rt la n d A tl a n ta O k la h o m a C it y C o lu m b u s R ic h m o n d S a c ra m e n to In d ia n a p o li s S a n F ra n c is c o B o s to n W a s h in g to n R iv e rs id e S a lt L a k e C it y N e w O rl e a n s M in n e a p o li s L o u is v il le K a n s a s C it y S a n J o s e S a n D ie g o P ro v id e n c e C in c in n a ti B ir m in g h a m B a lt im o re P it ts b u rg h P h il a d e lp h ia B u ff a lo V ir g in ia B e a c h D e tr o it H a rt fo rd S t. L o u is C le v e la n d M il w a u k e e M e m p h is L o s A n g e le s N e w Y o rk C h ic a g o Domestic International

APPENDIX | 57 Economic Snapshot – El Paso • #1 exporting state for the 19th consecutive year1 • #1 most affordable major U.S. City (move.org, 2019) • #8 Best place to live in Texas (U.S. News & World Report, 2020) • Major business clusters: business and financial services; food products; manufacturing; military; retail; and logistics and transportation2 UNEMPLOYMENT RATES BY METRO AREA NOT SEASONALLY ADJUSTED, AS OF JUNE 2021 National Average: 5.9% 2020-2021 BUSINESS ANNOUNCEMENTS Company Employees Wiwynn (2021) Unknown Everest Rehabilitation Hospital expansion (2021) ~120 Eastlake Marketplace shopping complex (2021) Unknown Marmaxx Operating Corp (2020) ~950 Amazon Fulfillment Center (2020) 700+ Altisource Portfolio Solutions (2020) 250+ Source: U.S. Bureau of Labor Statistics 1 U.S. Bureau of Economic Analysis 2 Texas Economic Development Corporation Source: U.S. Census Bureau Sources: Texas Economic Development Corporation El Paso 7.3% 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec EL PASO BUILDING PERMITS BY MONTH 2019 2020 2021 Unemployment rate (%) 10.1 to 10.8 8.1 to 10.0 7.3 to 8.0 6.2 to 7.2 5.7 to 6.1 5.2 to 5.6 4.5 to 5.1

APPENDIX | 58 Economic Snapshot – Oklahoma City NET MIGRATION OF U.S. 50 LARGEST METROS PER 10,000 POPULATION, 2010-2019 0 2,000 4,000 6,000 8,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec OKC BUILDING PERMITS BY MONTH 2019 2020 2021 OKLAHOMA CITY (800) (400) - 400 800 1,200 1,600 A U S T IN O rl a n d o R a le ig h T a m p a C h a rl o tt e J a c k s o n v il le N a s h v il le P h o e n ix S a n A n to n io L a s V e g a s D a ll a s D e n v e r H o u s to n S e a tt le M ia m i P o rt la n d A tl a n ta O k la h o m a C it y C o lu m b u s R ic h m o n d S a c ra m e n to In d ia n a p o li s S a n F ra n c is c o B o s to n W a s h in g to n R iv e rs id e S a lt L a k e C it y N e w O rl e a n s M in n e a p o li s L o u is v il le K a n s a s C it y S a n J o s e S a n D ie g o P ro v id e n c e C in c in n a ti B ir m in g h a m B a lt im o re P it ts b u rg h P h il a d e lp h ia B u ff a lo V ir g in ia B e a c h D e tr o it H a rt fo rd S t. L o u is C le v e la n d M il w a u k e e M e m p h is L o s A n g e le s N e w Y o rk C h ic a g o Domestic International 2020-2021 NEW BUSINESSES/EXPANSIONS Company Description Jobs Created Wheeler Bio (2021) Start-up 100+ Corken (2021) Expansion ~120 Mom’s Meals (2021) New facility ~550 North Star Scientific Corp (2021) New site ~40 Costco (2020) Telephone service center ~1,500 UNEMPLOYMENT RATES BY METRO AREA NOT SEASONALLY ADJUSTED AS OF JUNE 2021 Unemployment rate (%) 4.4 to 4.4 4.1 to 4.1 3.9 to 3.9 3.7 to 3.7 3.1 to 3.1 Source: U.S. Census Bureau Source: U.S. Census Bureau Source: U.S. Bureau of Labor Statistics Source: Greater Oklahoma City Chamber of Commerce National Average: 5.9% • 14th fastest growing major metro in the U.S. (+1.1%)1 • #1 of 42 cities for tech companies and startups to expand (Zillow, February 2020) • Oklahoma ranks #3 in the U.S. for economic outlook2 • In 2021, 61 new business/expansions announced in the Oklahoma City metro area3 1 U.S. Census Bureau, Population Division 2 American Legislative Exchange-Laffer State Economic Competitiveness Index, 2021 3 Greater Oklahoma City Chamber of Commerce OKC 3.7%

APPENDIX | 59 Economic Snapshot – Tulsa MAJOR EMPLOYERS BY INDUSTRY Industry 1,000+ Employees Aerospace & Defense Advanced Manufacturing Energy Regional HQs, Professional Services & IT Transportation & Logistics • #2 most affordable big city in the U.S. (Rocket Homes, 2021) • #5 top metro for job creation (Site Selection Magazine, 2019) • A top-50 city for starting a business (Inc. Magazine, 2020) • 10th best state for manufacturing investment (Site Selection Group, 2020) • As of June 2021, 12 new businesses/expansions were announced, creating the potential for ~1,400 jobs1 1Oklahoma Commerce, okcommerce.gov Source: U.S. Bureau of Labor Statistics Source: U.S. Census Bureau Source: Tulsa’s Future UNEMPLOYMENT RATES BY METRO AREA NOT SEASONALLY ADJUSTED AS OF JUNE 2021 National Average: 5.9% Tulsa 3.9% 0 1,000 2,000 3,000 4,000 5,000 6,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec TULSA BUILDING PERMITS BY MONTH 2019 2020 2021 Unemployment rate (%) 4.4 to 4.4 4.1 to 4.1 3.9 to 3.9 3.7 to 3.7 3.1 to 3.1

APPENDIX | 60 U.S. Energy Flowchart

APPENDIX | 61 Non-GAAP Information ONE Gas has disclosed in this presentation cash flow from operations before changes in working capital and net margin, which are non-GAAP financial measures. Cash flow from operations before changes in working capital is used as a measure of the company's financial performance. Cash flow from operations before changes in working capital is defined as net income adjusted for depreciation and amortization, deferred income taxes, and certain other noncash items. This non-GAAP financial measure is useful to investors as an indicator of financial performance of the company to generate cash flows sufficient to support our capital expenditure programs and pay dividends to our investors. Net margin is defined as total revenues less cost of natural gas. Cost of natural gas includes commodity purchases, fuel, storage, transportation and other gas purchase costs recovered through our cost of natural gas regulatory mechanisms, as required by our regulators, and does not include an allocation of general operating costs or depreciation and amortization. In addition, our cost of natural gas regulatory mechanisms provide a method of recovering natural gas costs on an ongoing basis without a profit. Therefore, although our revenues will fluctuate with the cost of natural gas that we pass-through to our customers, net margin is not affected by fluctuations in the cost of natural gas. We believe that net margin provides investors a more relevant and useful measure to analyze our financial performance as a 100% regulated natural gas utility than total revenues because the change in the cost of natural gas from period to period does not impact our operating income. ONE Gas cash flow from operations before changes in working capital and net margin should not be considered in isolation or as substitutes for net income, total revenue or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures exclude some, but not all, items that affect net income. Additionally, these calculations may not be comparable with similarly titled measures of other companies. Reconciliations of cash flow from operations before changes in working capital and net margin to the most directly comparable GAAP measure are included in this presentation.

APPENDIX | 62 (MILLIONS) 2021 GUIDANCE* Net income $ 204 Depreciation and amortization 206 Deferred taxes 35 Other 10 Cash flow from operations before changes in working capital $ 455 Non-GAAP Reconciliation Cash Flow From Operations Before Changes in Working Capital * Amounts shown are estimated midpoints as contemplated in 2021 guidance

APPENDIX | 63 (MILLIONS) 2020 Total revenues $ 1,530.3 Cost of natural gas 537.4 Net margin $ 992.9 Non-GAAP Reconciliation Net Margin (MILLIONS) 2020 Natural gas sales Residential $ 711.1 Commercial and industrial 132.8 Other 7.9 Net margin on natural gas sales (net sales margin) $ 851.8 Transportation revenues 114.1 Other revenues 27.0 Net margin $ 992.9